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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                (AMENDMENT NO. 1)

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 24, 2003
                                                         ----------------


                            THE BON-TON STORES, INC.

                 (Exact Name of Registrant Specified in Charter)


      Pennsylvania                     0-19517                   23-2835229
  ----------------------         --------------------          -------------
      (State or Other              (Commission File           (I.R.S. Employer
      Jurisdiction of                   Number)              Identification No.)
      Incorporation)


        2801 E. Market Street
          York, Pennsylvania                                         17402
----------------------------------------                           ----------
(Address of Principal Executive Offices)                           (Zip Code)


        Registrants telephone number, including area code: (717) 757-7660
                                                           --------------
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This Report on Form 8-K/A amends and supplements the report on Form 8-K filed by
The Bon-Ton Stores, Inc. on November 7, 2003 (the "Report on Form 8-K") in connection with the acquisition of The Elder-Beerman Stores Corp. The Report on Form 8-K is being amended and supplemented solely to include the pro forma financial information required by Item 7.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


      Item 7(b) is hereby amended and supplemented as follows:

(b) Pro Forma Financial Information.

      The unaudited pro forma combined financial information required by Item 7(b) of Form 8-K for the thirty-nine weeks ended November 1, 2003 and the year ended February 1, 2003 is set forth as Exhibit 99.10 to this amendment to the Report on Form 8-K, which exhibit is hereby incorporated herein by reference.

      Item 7(c) is hereby amended and supplemented as follows:

2.1 Agreement and Plan of Merger dated as of September 15, 2003 by and among The Bon-Ton Stores, Inc., The Elder-Beerman Stores Corp. and Elder Acquisition Corp. (incorporated herein by reference to Exhibit (d)(1) to the Schedule TO filed by The Bon-Ton Stores, Inc. with the SEC on September 23, 2003).*

23.1    Consent of Deloitte & Touche LLP.*

99.1 Second Amended and Restated Credit Agreement dated as of October 24, 2003 among General Electric Capital Corporation, The Bon-Ton Department Stores, Inc., Elder-Beerman and the other credit parties and lenders parties thereto.*

99.2 Stock Purchase Agreement dated as of October 23, 2003 between The Bon-Ton Stores, Inc. and Tim Grumbacher.*

99.3 Registration Rights Agreement dated as of October 31, 2003 between The Bon-Ton Stores, Inc. and Tim Grumbacher.*

99.4 Master Amendment to Receivables Purchase Agreement dated as of October 24, 2003 among The Bon-Ton Receivables Partnership, L.P., BTRGP, Inc., Falcon Asset Securitization Corporation, Charta, LLC and EagleFunding Corporation, certain financial institutions party thereto as investors, Bank One, NA, Citicorp North America, Inc. and Fleet Securities, Inc.*


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99.5    Amendment No. 1 to Transfer Agreement dated as of October 24, 2003 by and between The Bon-Ton Department Stores, Inc. and The Bon-Ton Receivables Partnership, L.P.*

99.6 Omnibus Amendment No. 1 dated as of October 24, 2003 among The El-Bee Receivables Corporation, The El-Bee Chargit Corp., Deutsche Bank Trust Company Americas, Citicorp North America, Inc., Citibank, N.A., CRC Funding, LLC, Fleet Securities, Inc., Fleet National Bank, EagleFunding Corporation, Bank One, NA and Falcon Asset Securitization Corporation.*

99.7 Waiver Letter dated as of October 24, 2003 among The El-Bee Receivables Corporation, The El-Bee Chargit Corp., Citicorp North America, Inc., Fleet Securities, Inc., CRC Funding, LLC, EagleFunding Corporation, Citibank, NA, Fleet National Bank and Deutsche Bank Trust Company Americas.*

99.8 Historical consolidated financial statements of Elder-Beerman including Elder-Beerman's consolidated balance sheets as of February 1, 2003 and February 2, 2002 and the consolidated statements of income, cash flows and shareholders' equity for the three fiscal years ended February 1, 2003, February 2, 2002 and February 3, 2001.*

99.9 Unaudited consolidated financial statements of Elder-Beerman including Elder-Beerman's unaudited consolidated balance sheet at August 2, 2003 and the unaudited consolidated statements of income and cash flows for the twenty-six week periods ended August 2, 2003 and August 3, 2002.*

99.10 Unaudited pro forma combined financial information for the thirty-nine weeks ended November 1, 2003 and the year ended February 1, 2003.

        * Previously filed.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        The Bon-Ton Stores, Inc.

                                        By: /s/ Keith E. Plowman
                                            ------------------------------------
                                            Keith E. Plowman
                                            Senior Vice President, Finance
                                            and Principal Accounting Officer

Dated: December 24, 2003


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